Exhibit 99.2

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2007	December 31, 2006
	(Thousands of Dollars)
ASSETS
Current Assets:
Cash and cash equivalents	$207,653	$481,911
Special deposits	31,919	48,524
Investments in securitizable assets	339,309	375,655
Receivables, less provision for uncollectible accounts of $18,924 in 2007 and $22,369 in 2006	326,900	361,201
Unbilled revenues	70,515	88,170
Fuel, materials and supplies	231,163	173,882
Marketable securities—current	67,781	67,546
Derivative assets—current	93,118	88,857
Prepayments and other	47,273	45,305

	1,415,631	1,731,051

Property, Plant and Equipment:
Electric utility	7,312,198	7,129,526
Gas utility	968,235	858,961
Other	307,835	299,389

	8,588,268	8,287,876
Less: Accumulated depreciation: $2,466,190 for electric and gas utility and $176,395 for other in 2007; $2,440,544 for electric and gas utility and $174,562 for other in 2006	2,642,585	2,615,106

	5,945,683	5,672,770
Construction work in progress	931,358	569,416

	6,877,041	6,242,186

Deferred Debits and Other Assets:
Regulatory assets	2,101,115	2,449,132
Goodwill	287,591	287,591
Prepaid pension	108,988	21,647
Marketable securities—long-term	56,733	50,843
Derivative assets—long-term	264,723	271,755
Other	227,162	249,031

	3,046,312	3,329,999

Total Assets	$11,338,984	$11,303,236

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

	September 30, 2007	December 31, 2006
	(Thousands of Dollars)
LIABILITIES AND CAPITALIZATION
Current Liabilities:
Long-term debt - current portion	$154,286	$4,877
Accounts payable	506,990	569,940
Accrued taxes	21,150	364,659
Accrued interest	73,709	53,782
Derivative liabilities - current	90,921	125,843
Other	201,400	244,734

	1,048,456	1,363,835

Rate Reduction Bonds	1,015,232	1,177,158

Deferred Credits and Other Liabilities:
Accumulated deferred income taxes	1,029,796	1,099,433
Accumulated deferred investment tax credits	29,740	32,427
Deferred contractual obligations	238,768	271,528
Regulatory liabilities	857,048	809,324
Derivative liabilities—long-term	104,619	148,557
Accrued postretirement benefits	172,423	203,320
Other	379,156	322,840

	2,811,550	2,887,429

Capitalization:
Long-Term Debt	3,473,523	2,960,435

Preferred Stock of Subsidiary - Non-Redeemable	116,200	116,200

Common Shareholders’ Equity:
Common shares, $5 par value - authorized
225,000,000 shares; 175,920,879 shares issued and 154,983,295 shares outstanding in 2007 and 175,420,239 shares issued and 154,233,141 shares outstanding in 2006	879,604	877,101
Capital surplus, paid in	1,463,520	1,449,586
Deferred contribution plan—employee stock ownership plan	(28,501)	(34,766)
Retained earnings	914,622	862,660
Accumulated other comprehensive income	6,305	4,498
Treasury stock, 19,705,353 shares in 2007 and 19,684,249 shares in 2006	(361,527)	(360,900)

Common Shareholders’ Equity	2,874,023	2,798,179

Total Capitalization	6,463,746	5,874,814

Total Liabilities and Capitalization	$11,338,984	$11,303,236

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
	(Thousands of Dollars, except share information)
Operating Revenues	$1,451,080	$1,592,784	$4,547,426	$5,401,233

Operating Expenses:
Operation -
Fuel, purchased and net interchange power	881,234	1,046,184	2,756,522	3,699,885
Other	195,237	248,956	679,015	827,278
Restructuring and impairment charges	—	1,287	193	9,712
Maintenance	53,858	55,918	159,703	143,539
Depreciation	64,522	61,355	191,393	179,840
Amortization	17,007	(8,639)	19,795	48,755
Amortization of rate reduction bonds	52,403	49,161	151,316	141,836
Taxes other than income taxes	63,485	62,179	193,435	193,046

Total operating expenses	1,327,746	1,516,401	4,151,372	5,243,891

Operating Income	123,334	76,383	396,054	157,342
Interest Expense:
Interest on long-term debt	41,706	37,448	118,153	105,269
Interest on rate reduction bonds	15,111	18,197	47,300	57,060
Other interest	4,907	4,479	15,061	18,105

Interest expense, net	61,724	60,124	180,514	180,434

Other Income, Net	10,734	12,081	36,676	38,451

Income from Continuing Operations Before Income Tax Expense/(Benefit)	72,344	28,340	252,216	15,359
Income Tax Expense/(Benefit)	20,778	(75,702)	75,442	(85,087)

Income from Continuing Operations Before Preferred Dividends of Subsidiary	51,566	104,042	176,774	100,446
Preferred Dividends of Subsidiary	1,390	1,390	4,169	4,169

Income from Continuing Operations	50,176	102,652	172,605	96,277
Discontinued Operations:
Income from Discontinued Operations	—	15,945	—	54,792
(Losses)/Gains from Sale/Disposition of Discontinued Operations	(90)	(1,605)	1,927	(8,083)
Income Tax (Benefit)/Expense	(38)	5,543	761	19,401

(Loss)/Income from Discontinued Operations	(52)	8,797	1,166	27,308

Net Income	$50,124	$111,449	$173,771	$123,585

Basic and Fully Diluted Earnings Per Common Share:
Income from Continuing Operations	$0.32	$0.67	$1.12	$0.63
Income from Discontinued Operations	—	0.05	—	0.17

Basic and Fully Diluted Earnings Per Common Share	$0.32	$0.72	$1.12	$0.80

Basic Common Shares Outstanding (weighted average)	154,930,930	153,883,480	154,672,270	153,651,610

Fully Diluted Common Shares Outstanding (weighted average)	155,420,239	154,320,675	155,210,704	154,036,770

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.

NORTHEAST UTILITIES AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	Nine Months Ended September 30,
	2007	2006
	(Thousands of Dollars)
Operating Activities:
Net income	$173,771	$123,585
Adjustments to reconcile to net cash flows provided by operating activities:
Bad debt expense	19,983	25,665
Depreciation	191,393	182,752
Deferred income taxes	(41,144)	130,432
Amortization	19,795	48,755
Amortization of rate reduction bonds	151,316	141,836
Amortization of recoverable energy costs	1,494	6,481
Pension expense, net of capitalized portion	13,776	20,626
Regulatory overrecoveries/(refunds)	95,766	(150,541)
Derivative assets and liabilities	(31,641)	(78,422)
Deferred contractual obligations	(32,760)	(72,255)
Other non-cash adjustments	(2,561)	940
Other sources of cash	—	9,375
Other uses of cash	(33,101)	(17,398)
Changes in current assets and liabilities:
Receivables and unbilled revenues, net	43,511	658,768
Fuel, materials and supplies	(57,281)	14,831
Investments in securitizable assets	18,137	(20,284)
Other current assets	(6,483)	23,533
Accounts payable	(91,473)	(461,183)
Counterparty deposits and margin special deposits	20,858	38,842
Taxes receivable and accrued taxes	(350,529)	(245,009)
Other current liabilities	(34,676)	(1,063)

Net cash flows provided by operating activities	68,151	380,266

Investing Activities:
Investments in property and plant	(750,231)	(600,302)
Cash payments related to the sale of competitive businesses	(1,908)	(19,429)
Proceeds from sales of investment securities	196,083	127,010
Purchases of investment securities	(199,964)	(123,319)
Rate reduction bond escrow	3,372	(54,357)
Other investing activities	7,968	3,874

Net cash flows used in investing activities	(744,680)	(666,523)

Financing Activities:
Issuance of common shares	8,988	6,310
Issuance of long-term debt	655,000	250,000
Retirement of rate reduction bonds	(161,926)	(117,947)
Increase in short-term debt	—	246,000
Reacquisitions and retirements of long-term debt	(4,877)	(11,053)
Cash dividends on common shares	(89,745)	(83,560)
Other financing activities	(5,169)	1,180

Net cash flows provided by financing activities	402,271	290,930

Net (decrease)/increase in cash and cash equivalents	(274,258)	4,673
Cash and cash equivalents - beginning of period	481,911	45,782

Cash and cash equivalents - end of period	$207,653	$50,455

The data contained in this report is preliminary and is unaudited. This report is being submitted for the sole purpose of providing information to present shareholders about Northeast Utilities and Subsidiaries and is not a representation, prospectus, or intended for use in connection with any purchase or sale of securities.